UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2008 (June 9, 2008)
Silicon Mountain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4755 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 938-1155
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 9, 2008, Juan Perez notified Silicon Mountain Holdings, Inc. (the “Company”) of his intention to resign from his position as the Company’s Chief Financial Officer effective June 30, 2008 to pursue other professional activities. As Chief Financial Officer, Mr. Perez serves as the Company’s Principal Accounting Officer.
On June 12, 2008, the Company’s Board of Directors appointed Dennis Clark to serve as the Company’s interim Chief Financial Officer. From December 2007 to March 2008, Mr. Clark, 39, served as Chief Executive Officer of Altec Internationale LLC, a software start-up providing aviation language software tools to test and train pilots in English. Mr. Clark served as Chief Executive Officer of American Environmental Products Inc., a fluorescent light bulb designer and manufacturer, from September 2006 to November 2007. Mr. Clark co-founded and served on the board of directors of Silicon Mountain Memory Incorporated, the Company’s wholly-owned subsidiary (“Memory”), from November 1997 to April 2007. Mr. Clark also served as Memory’s Chief Financial Officer from April 1997 to March 2005, and served in various other roles at Memory from March 2005 through November 2005. Mr. Clark worked for Coopers & Lybrand and Hein & Associates in public accounting as well as several staff accounting and consulting positions prior to 1997.
Mr. Clark received his B.S. in accounting from Southern Nazarene University.

Item 7.01	Regulation FD Disclosure.
On June 13, 2008, the Company issued a news release that is attached as Exhibit 99.1 to this 8-K Report. The news release announces Mr. Clark’s appointment as Chief Financial Officer of the Company and Mr. Perez’s resignation.
In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K Report shall not be deemed filed for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.
Exhibits

Exhibit 99.1	June 13, 2008 news release entitled “Silicon Mountain Holdings Appoints Co-Founder and Former CFO as New Chief Financial Officer.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON MOUNTAIN HOLDINGS, INC.
Signature:	/s/ Rudolph (Tré) Cates, III
Name:	Rudolph (Tré) A. Cates, III
Title:	President & Chief Executive Officer

Dated: June 13, 2008

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	June 13, 2008 news release entitled “Silicon Mountain Holdings Appoints Co-Founder and Former CFO as New Chief Financial Officer.”

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